File No. 33-11351
                                      Rule 497(e)


          Stein Roe Capital Opportunities Fund
        a series of Stein Roe Investment Trust

Supplement to Prospectus dated February 3, 1997
                _____________________

     Stein Roe Capital Opportunities Fund (the "Fund") will open to new investors on March 31, 1997.

     The Fund was closed to new investors for several months (as described in the prospectus at page 27) in order to facilitate management of the Fund's portfolio. The closing was prompted by very large net cash inflow that, if it had continued, might have hindered effective portfolio management.

     The Adviser intends to continue to monitor the Fund's cash inflow, and the Fund reserves the right to re-close to new investors without prior notice if its Board of Trustees determines it advisable to do so.

          This Supplement is Dated March 24, 1997

          Stein Roe Capital Opportunities Fund
        a series of Stein Roe Investment Trust

   Supplement to Defined Contribution Plans Prospectus
                 dated February 3, 1997
                 _____________________

     Stein Roe Capital Opportunities Fund (the "Fund") will open to new investors on March 31, 1997.

     The Fund was closed to new investors for several months (as described in the prospectus at page 7) in order to facilitate management of the Fund's portfolio. The closing was prompted by very large net cash inflow that, if it had continued, might have hindered effective portfolio management.

     The Adviser intends to continue to monitor the Fund's cash inflow, and the Fund reserves the right to re-close to new investors without prior notice if its Board of Trustees determines it advisable to do so.

         This Supplement is Dated March 24, 1997